UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2012

Furmanite Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-699-4000

2435 N. Central Expressway

Suite 700

Richardson, Texas 75080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Furmanite Corporation (the “Company”) held on May 11, 2012, the following proposals were submitted to stockholders with the following final results:

(1)	The election of four (4) directors nominated by the Company’s Board of Directors to serve until the 2013 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Nominee	For	Withheld	Broker Non- Votes
Charles R. Cox	18,165,953	7,745,467	—
Sangwoo Ahn	16,924,552	8,986,868	—
Kevin R. Jost	17,948,043	7,963,377	—
Ralph Patitucci	17,947,350	7,964,070	—

(2)	To cast a non-binding advisory vote on compensation of the Company’s Named Executive Officers.

For	19,391,699
Against	2,448,077
Abstain	4,071,644
Broker Non-Votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: May 15, 2012	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Accounting Officer
(Principal Financial and Accounting Officer)